BT INVESTMENT FUNDS

                                  UTILITY FUND

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED APRIL 28, 1995

         The following replaces the information relating to the Portfolio's portfolio manager under the heading "Investment Adviser" on page 16 of the Fund's Prospectus:

         Mr. James F. Giblin is responsible for the day-to-day management of the Portfolio. Mr. Giblin joined Bankers Trust Global Investment Management business in January, 1995 as head of the U.S. large capitalization equities business. Mr. Giblin, a 23-year veteran of equity management and analysis joins Bankers Trust from Putnam Investments, where he was senior vice president and senior portfolio manager. He managed a portion of The Putnam Growth and Income Fund and was co-manager of the Putnam Health Sciences Trust. Prior to joining Putnam Investments in 1993, Mr. Giblin spent 14 years with CIGNA Investments, most recently as head of CIGNA Equity Advisors, with $4-billion in actively managed U.S. equities. Previously, he was managing director and portfolio manager responsible for CIGNA's insurance accounts and mutual funds.



                         SUPPLEMENT DATED MARCH 18, 1996


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